Exhibit 99.2

ASSIGNMENT AND AMENDMENT OF DEALER MANAGER AGREEMENT

This ASSIGNMENT AND AMENDMENT OF DEALER MANAGER AGREEMENT (this “Agreement”) is made as of this 22nd day of November, 2010 by and among ICON Securities Corp., a Delaware corporation (“ICON Securities”), Lightstone Securities LLC, a New York limited liability company (“Lightstone Securities”), and Lightstone Value Plus Real Estate Investment II, Inc., a Maryland corporation (“Lightstone Trust”), with reference to the facts set forth below.

RECITAL

WHEREAS, Lightstone Securities and Lightstone Trust entered into a Dealer Manager Agreement dated February 17, 2009 (the “Dealer Manager Agreement”), with respect to the offering of up to 51,000,000 shares of common stock, $.01 par value per share (collectively, the “Shares”), for a purchase price of $10.00 per Share and up to 6,500,000 Shares for a purchase price of $9.50 per Share for issuance through Lightstone Trust’s Distribution Reinvestment Program (the “Offering”), all upon the terms and conditions set forth in the Dealer Manager Agreement, attached hereto as Exhibit A and incorporated herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as set forth below.

1.           Assignment and Assumption.  Lightstone Trust and Lightstone Securities hereby assign to ICON Securities, and ICON Securities hereby assumes Lightstone Securities’ rights and obligations under the Dealer Manager Agreement with respect to the Offering, subject to all of Lightstone Securities’ obligations and liabilities under the Dealer Manager Agreement arising from and after such assignment. The parties acknowledge and agree that ICON Securities is a successor of Lightstone Securities in connection with the Dealer Manager Agreement and that the Dealer Manager Agreement, as amended hereby, is binding upon ICON Securities and that ICON Securities is conclusively deemed to have consented and agreed to every restriction, provision, covenant, right and limitation contained in the Dealer Manager Agreement, as modified herein.

2.           Transition Services.  Lightstone Securities and/or its affiliates shall provide one or more of its employees, such employees to be acceptable to ICON Securities, to assist ICON Securities in the transition of the distribution services from Lightstone Securities to ICON Securities as contemplated herein commencing on the earlier of the Effective Date of this Agreement (as provided in Section 4.1) or the Termination Date of the Offering.

3.           Amendment.  The Dealer Manager Agreement is hereby amended as follows:

3.1           All references throughout the Dealer Manager Agreement referring to Lightstone Securities as Dealer Manager shall now be read to refer to ICON Securities.

3.2           Section 1(j) of the Dealer Manager Agreement is hereby deleted in its entirety and replaced by the following Section 1(j):

“(j) The Company has entered into an escrow agreement (the “Escrow Agreement”) with Lightstone Securities, LLC and Wells Fargo Bank, National Association (the “Escrow Agent”), in the form included as an exhibit to the Registration Statement, which provides for the establishment of an escrow account (the “Escrow Account”).  During the period commencing with the Effective Date and ending on the date that all funds held in the Escrow Account were distributed to the Company after achieving the sale of the minimum amount of Shares in the Offering, the Company deposited subscribers’ funds in the Escrow Account.”

3.3           Section 2(a) of the Dealer Manager Agreement is hereby deleted in its entirety and replaced by the following Section 2(a):

“(a) SALE OF THE SHARES.  On behalf of the Company, you will offer the Shares either directly or through other securities broker-dealers that are members of FINRA (collectively, the “Soliciting Dealers”) and that have executed agreements with you substantially in the form of the Soliciting Dealers Agreement attached hereto as Exhibit A providing for, among other things, sales of Shares on a best-efforts basis without any commitment to purchase any Shares.  Shares may also be sold through registered investment advisers (a) that are not affiliated with any securities broker-dealer or (b) that are affiliated with a Soliciting Dealer that has executed a Soliciting Dealers Agreement (collectively, “RIAs”) or through a bank trust account with decision-making authority granted to a bank trust department.”

3.4           Section 2(b) of the Dealer Manager Agreement is hereby deleted in its entirety and replaced by the following Section 2(b):

“(b)  SUBSCRIPTION AGREEMENTS AND SUBSCRIBERS’ FUNDS.  Each potential investor desiring to purchase Shares through you or any Soliciting Dealer shall be required to complete and execute the Subscription Agreement and deliver it to you or such Soliciting Dealer, as applicable, together with a check payable to “Lightstone Value Plus Real Estate Investment Trust II, Inc.” in the amount of $10 per Share.  You or such Soliciting Dealer, as applicable, shall forward such Subscription Agreement and check to the registrar and transfer agent for the Offering (the “Transfer Agent”) not later than noon of the next business day after receipt of such Subscription Agreement, unless such Subscription Agreement and payment are first forwarded to another of your offices or such Soliciting Dealer’s offices for internal supervisory review (which shall take place within the aforementioned time period), in which event such other office shall complete its review and forward such Subscription Agreement and payment to the Transfer Agent no later than noon of the next business day after its receipt thereof.  Each subscription received by the Transfer Agent will be subject to acceptance or rejection by the Company by the end of the business day on which it is received.  Each such subscription payment received by the Transfer Agent and accepted by the Company will be transmitted, as soon as practicable, but in any event by the end of the second business day following receipt thereof, to an account for the benefit of the Company.  The Company undertakes to cause the Transfer Agent to promptly return to you or such Soliciting Dealer, as applicable, for return to any of your or their customers whose subscriptions are not accepted by the Company, their Subscription Agreements together with the related subscription payment within two business days of the Transfer Agent’s receipt of same.  Unless and until an event requiring a refund occurs, an investor will have no right to withdraw his or her subscription payment.  The Company has reserved the unconditional right to refuse to accept, in whole or in part, any subscription and related payment and to refuse to accept as an investor any person for any reason whatsoever or no reason.

Nothing contained in this Section 2 shall be construed to impose upon the Company the responsibility of assuring that prospective investors meet the suitability standards contained in the Prospectus or to relieve ICON Securities or any of the Soliciting Dealers of the responsibility of complying with any FINRA Rules.”

3.5           Section 2(c) of the Dealer Manager Agreement is hereby deleted in its entirety and is replaced by the following Section 2(c):

“(c)  TERMINATION OF THE OFFERING.  The Offering Period will terminate on a date on or before one year from the date of the Prospectus (subject to requalification in certain states, the Company may extend the Offering Period from time to time, but in no event for longer than three years from the date of the original Prospectus), subject in any event to the Company’s right to terminate the Offering at any time (the “Termination Date”) and the proceeds will be applied as set forth in the Prospectus.”

3.6           The first paragraph of Section 2(d)(i) is hereby deleted in its entirety and is replaced by the following first paragraph of Section 2(d)(i):

“(i)  The Company agrees to pay to (A) you or any Soliciting Dealer that sells Shares (A) sales commissions in an amount equal to 7% of the sales price for each Share sold (except for volume discounts and Special Sales (as hereinafter defined) described below) from the 51,000,000 Shares offered on a “best efforts” basis, as set forth in the Prospectus under the caption “Plan of Distribution”  and (B) you a dealer manager fee (except for sales pursuant to the Company’s Distribution Reinvestment Plan) equal to 3% of the sales price for each Share sold from the 51,000,000 Shares offered on a “best efforts” basis, for your services in supervising the sales of Shares, for costs and expenses incurred in connection with holding or attending bona fide training and education seminars and conferences in compliance with FINRA’s Rules and to reimburse you, on a non-accountable basis, for wholesaling fees and expenses, of which a portion of such fee may be reallowed by ICON Securities, subject to federal and state securities laws, to any Soliciting Dealer.  As used herein, “Special Sales” will include all sales of Shares (i) through any RIA; (ii) through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department; (iii) other than through clause (i) or (ii), to an investor whose contract for investment advisory and related brokerage services includes a fixed or “wrap” fee feature; (iv) pursuant to the Company’s Distribution Reinvestment Plan; (v) to the Company’s employees, directors and associates and its affiliates, the Advisor or affiliates of the Advisor or their respective officers and employees; (vi) to a Soliciting Dealer and its affiliates and its and their officers and employees and representatives; and (vii) credited to an investor as a result of a volume discount.”

3.7           The third paragraph of Section 2(d)(i) is hereby deleted in its entirety and is replaced by the following third paragraph of Section 2(d)(i):

“Any reduction from the amount of selling commissions otherwise payable to you or any Soliciting Dealer in respect of a purchaser’s subscription will be credited to the purchase in the form of additional Shares purchased net of commissions.  As to sales of Shares that are entitled to the above described volume discounts, the Company will pay the reduced selling commissions set forth above.”

3.8           The fifth paragraph of Section 2(d)(i) is hereby deleted in its entirety and is replaced by the following fifth paragraph of Section 2(d)(i):

“Certain subscriptions may be combined for the purpose of crediting a purchaser or purchasers with additional Shares for the above described volume discount and for determining commissions payable to you or Soliciting Dealers so long as all such combined purchases are made through the same Soliciting Dealer and approved by the Company.  As used herein, “Single Purchaser” will include (i) any person or entity, or persons or entities, acquiring Shares as joint purchasers; (ii) all profit-sharing, pension and other retirement trusts maintained by a given corporation, partnership or other entity; (iii) all funds and foundations maintained by a given corporation, partnership or other entity; and (iv) all profit-sharing, pension and other retirement trusts and all funds or foundations over which a designated bank or other trustee, person or entity (except an investment adviser registered under the Investment Advisers Act of 1940) exercises discretionary authority with respect to an investment in the Company.”

3.9           The eighth and ninth paragraphs of Section 2(d)(i) are hereby deleted in their entirety and are replaced by the following eighth and ninth paragraphs of Section 2(d)(i):

“In the event that the dollar amount of commission paid for such combined purchases exceeds the maximum amount of commissions for such combined purchases (taking the volume discount into effect), you or such Soliciting Dealer, as applicable, will be obligated to forthwith return to the Company any excess commissions received.  The Company may adjust any future commissions due to you or any Soliciting Dealer for any such excess commissions that have not been returned.

Notwithstanding the foregoing, it is understood and agreed that no commission shall be payable with respect to particular Shares if the Company rejects a proposed subscriber’s Subscription Agreement, which it may do for any reason or for no reason, as set forth in the Subscription Agreement.”

3.10           Section 2(d)(ii) of the Dealer Manager Agreement is hereby deleted in its entirety and is replaced by the following Section 2(d)(ii):

“(ii)  All sales commissions payable to you or any Soliciting Dealer will be paid by the Company within 30 days and shall be paid substantially concurrently with the acceptance of a subscriber as a stockholder by the Company.  The dealer manager fee shall be paid promptly and substantially concurrently with the acceptance of a subscriber as a stockholder by the Company;”

3.11           Section 3(j) of the Dealer Manager Agreement is hereby deleted in its entirety.

3.12           Section 4(d) of the Dealer Manager Agreement is hereby deleted in its entirety and replaced with the following Section 4(d):

“(d)  SUBSCRIPTION AGREEMENT.  Subscriptions will be submitted by you and each Soliciting Dealer to the Transfer Agent using the Subscription Agreement.  You and each Soliciting Dealer understand and acknowledge that each Subscription Agreement must be executed and initialed by the subscriber(s).”

3.13           Section 4(g) of the Dealer Manager Agreement is hereby deleted in its entirety and replaced with the following Section 4(g):

“(g)  OFFERING PRICE ADJUSTMENT.  If, after the Effective Date, Lightstone Trust shall adjust the initial purchase price of $10.00 per Share for the 51,000,000 Shares to be offered for sale on a “best efforts” basis in the Offering, you agree (and each Soliciting Dealer agrees) that the total sales commissions payable as provided in Section 2(d)(i) above, shall not exceed 7% of the sales price paid for the Shares and the dealer manager fee payable as provided in Section 2(d)(i) above, shall not exceed 3% of the sales price paid for the Shares.”

3.14           Section 5 of the Dealer Manager Agreement is deleted in its entirety and is replaced by the following Section 5:

“5.  EXPENSES.  The Company agrees with ICON Securities that, whether or not the transactions contemplated in this Dealer Manager Agreement are consummated, the Company will pay all fees and expenses incident to the performance of its obligations under this Dealer Manager Agreement, including, but not limited to:

(a)	The Commission’s registration fee;
(b)
Expenses of printing the Registration Statement, the Prospectus and any amendment or supplement thereto and the expense of furnishing to ICON Securities copies of the Registration Statement, the Prospectus and any amendment or supplement thereto as herein provided;

(c)	Fees and expenses of the Company’s accountants and counsel in connection with the Offering contemplated by the Dealer Manager Agreement;
(d)	FINRA’s filing fee;
(e)	Bona fide due diligence fees and expenses reimbursements, if any, paid only upon receipt of a detailed and itemized invoice in accordance with FINRA’s Rules;
(f)
All of your expenses in connection with the Offering, subject to the limitations contained in the Prospectus; including, but not limited to, the salaries, travel expenses and similar expenses of your employees and personnel incurred in connection with the Offering; and

(g)	All expenses of qualifying the Shares for offering and sale under state blue sky and securities laws, and expenses in connection with the preparation and printing of the Blue Sky Survey.”

3.15           Section 8 of the Dealer Manager Agreement is hereby deleted in its entirety and replaced by the following Section 8:

“8.  TERMINATION OF THIS AGREEMENT.  This Dealer Manager Agreement may be terminated by ICON Securities or the Company upon a material breach of this Agreement by one of the parties hereto, subject to a thirty (30) day cure period following prior written notice thereof.  No termination of this Agreement shall affect any rights to receive compensation pursuant to this Agreement with respect to sales of Shares made prior to such termination and any rights to indemnification or contribution or expense reimbursement hereunder, and all representations, covenants and agreements contained in this Agreement which, by their terms, expire or will need to be performed after the termination date of this Agreement (including, but not limited to, the suitability record retention and disclosure covenants contained in Section 4 of this Agreement), shall survive such termination.

In any case, this Dealer Manager Agreement shall expire at the close of business on the effective date that the Offering is terminated.  The provisions of Section 7 and 13 hereof shall survive such termination.  In addition, the Dealer Manager, upon the expiration or termination of this Dealer Manager Agreement, to the extent of a termination of this Dealer Manager Agreement pursuant to the first sentence of this Section 8, shall use commercially reasonable efforts to cooperate with the Company to accomplish any orderly transfer or management of the Offering to a party designated by the Company.  Upon expiration or termination of this Dealer Manager Agreement, the Company shall pay to the Dealer Manager all commissions to which the Dealer Manager is or becomes entitled under the Dealer Manager Agreement at such time as the commissions become payable.  Notwithstanding the foregoing, in no event shall the Dealer Manager be entitled to payment of any compensation in connection with the offering of Shares that is not completed according to this Dealer Manager Agreement or any previous written agreement providing for such compensation, except those negotiated and paid in connection with a transaction that occurs in lieu of the proposed offering as a result of the efforts of the Dealer Manager and related persons and provided, however, that the reimbursement of out-of-pocket accountable expenses actually incurred by the Dealer Manager or person associated with the Dealer Manager shall not be presumed to be unfair or unreasonable and shall be payable under normal circumstances.”

3.16           Section 10 of the Dealer Manager Agreement is hereby deleted in its entirety and replaced by the following Section 10:

“10.  NOTICES.  All communications hereunder shall be in writing and, if sent to you, shall be mailed by registered mail, or delivered or faxed and confirmed in writing, to ICON Securities Corp., 120 Fifth Avenue, 8th Floor, New York, NY 10011 and, if sent to the Company, shall be mailed by registered mail, or delivered or faxed and confirmed in writing, to Lightstone Value Plus Real Estate Investment Trust II, Inc., 1985 Cedar Bridge Avenue, Suite 1, Lakewood, NJ 08701.

3.17           Section 11 of the Dealer Manager Agreement is hereby deleted in its entirety.

4.           Miscellaneous.

4.1           Effective Date of this Agreement.  Except as otherwise provided in this Agreement, this Agreement shall become effective upon the date that FINRA issues a “no objections” letter to ICON Securities acting as Dealer Manager for the Offering.

4.2           Entire Agreement.  This Agreement, together with the form of Soliciting Dealers Agreement, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and all prior and contemporaneous agreements, representations, negotiations and understandings of the parties hereto, oral or written, are hereby superseded and merged herein.

4.3           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of New York, without regard to choice of law rules.

4.4           Venue. Any action relating to or arising out of this Agreement shall be brought only in the City of New York in the State of New York.

4.5           Modification.  No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

4.6           Successors and Assigns.  All provisions of this Agreement shall inure to the benefit of and shall be binding upon the successors-in-interest, assigns, and legal representatives of the parties hereto.

4.7           Counterparts.  This Agreement may be executed in counterparts, each of which, when taken together, shall be deemed one fully executed original.

4.8           Severability.  If any portion of this Agreement shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining portions of this Agreement shall not be affected thereby and shall remain in full force and effect to the fullest extent permissible by law.

[END OF TEXT]

IN WITNESS WHEREOF, the parties have executed this Assignment and Amendment of Dealer Manager Agreement as of the date set forth above.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation

By:
Name:
Title:

LIGHTSTONE SECURITIES, LLC, a New York limited liability company

By:
Name:
Title:

ICON SECURITIES CORP., a Delaware corporation

By:
Name:
Title:

EXHIBITS

Exhibit A                      Dealer Manager Agreement

EXHIBIT A